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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

NASSDA CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-33291 (Commission File Number)	77-0494462 (I.R.S. Employer Identification No.)
2650 San Tomas Expressway, Santa Clara, California (Address of Principal Executive Offices)	95051 (Zip Code)

(408) 988-9988
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        This Current Report on Form 8-K/A is being filed to correct certain prior exhibits filed with the Current Report on Form 8-K/A of Nassda Corporation on December 3, 2004. This report contains the correct forms of such exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits

Exhibit	Description
2.7.1	Form of Intellectual Property Assignment Agreement dated November 30, 2004 between Nassda Corporation and certain of its employees
2.9.1	Form of Option Relinquishment Agreement dated November 30, 2004 between Synopsys, Inc. and certain employees of Nassda Corporation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2005
NASSDA CORPORATION
	By:	/s/ SANG S. WANG Sang S. Wang Chairman and Chief Executive Officer
	By:	/s/ TAMMY S. LIU Tammy S. Liu Chief Financial Officer and Vice President, Finance and Administration

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES